UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2017

Date of reporting period: 03/31/2017

Item 1 – Report to Stockholders

MARCH 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

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BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	3

Fund Summary as of March 31, 2017	BlackRock Value Opportunities Fund, Inc.

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

On March 27, 2017, the Fund’s Board of Directors approved a proposal to change the name of the Fund to BlackRock Advantage U.S. Total Market Fund, Inc. The Board also approved certain changes to the Fund’s investment objective and investment strategies. The Fund is a feeder fund in a “master/feeder” structure and invests all of its assets in Master Value Opportunities LLC (the “Master LLC”). The Fund and the Master LLC currently have the same investment objective and investment strategies. On March 27, 2017, the Board of Directors of the Master LLC approved a change in the name of the Master LLC to Master Advantage U.S. Total Market LLC and approved the same changes to the Master LLC’s investment objective and investment strategies. In addition, fund management has determined to change the benchmark indices against which the Fund and the Master LLC compare their performance. Subject to shareholder approval of the change to the investment objective of the Fund and the Master LLC at a joint special meeting to be held on June 23, 2017, these changes are expected to become effective during the third quarter of 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended March 31, 2017, the Fund, through its investment in Master LLC, underperformed its benchmark, the S&P SmallCap 600® Value Index.

What factors influenced performance?

•

Stock selection in the real estate sector was the most significant detractor from performance during the year, with the weakness mostly concentrated in real estate investment trusts. Selection in the consumer staples sector also detracted, primarily as a result of the Master LLC’s holdings in the food & staples retailing industry. Stock selection in the paper & forest products industry further weighed on 12-month returns.

•

The combination of an underweight position and favorable stock selection in the consumer discretionary sector, highlighted by strong stock-picking in the hotels, restaurants & leisure industry, was the largest contributor to performance. Stock selection also added value in the financials sector, led by performance in the banking industry, and in the industrials sector, where the Master LLC’s holdings in the marine industry added the most to returns. Stock selection in the health care and energy sectors contributed positively as did no exposure to the underperforming telecommunications services sector.

Describe recent portfolio activity.

•

During the year, the Master LLC increased its overweight position in information technology (“IT”) through additions to software and communications equipment stocks. The Master LLC also added to consumer staples, which brought the portfolio from an underweight position in the sector to an overweight. Additionally, the Master LLC substantially reduced the extent of its underweight in the consumer discretionary sector and added to its holdings in real estate. The Master LLC reduced its overweight exposure to the health care sector by trimming holdings in the health care equipment & supplies industry, and lowered its positions in energy and financials.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Master LLC ended the period with overweight positions in the IT, health care, real estate and energy sectors, and it was underweight in financials, industrials, telecommunications services and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

BlackRock Value Opportunities Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in common stock of small companies and emerging growth companies that the Master LLC’s management believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended March 31, 2017

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.79%	22.72%	N/A	11.58%	N/A	6.09%	N/A
Investor A	9.58	22.36	15.93%	11.31	10.11%	5.82	5.25%
Investor B	9.15	21.00	16.50	10.18	9.90	5.00	5.00
Investor C	9.16	21.33	20.33	10.36	10.36	4.85	4.85
Class R	9.43	21.97	N/A	10.98	N/A	5.45	N/A
S&P SmallCap 600® Value Index	12.13	24.32	N/A	13.99	N/A	7.90	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,097.90	$4.81	$1,000.00	$1,020.34	$4.63	0.92%
Investor A	$1,000.00	$1,095.80	$6.48	$1,000.00	$1,018.75	$6.24	1.24%
Investor B	$1,000.00	$1,091.90	$10.69	$1,000.00	$1,014.71	$10.30	2.05%
Investor C	$1,000.00	$1,091.60	$10.74	$1,000.00	$1,014.66	$10.35	2.06%
Class R	$1,000.00	$1,094.30	$8.15	$1,000.00	$1,017.15	$7.85	1.56%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2017

Assets
Investments at value — Master LLC (cost — $578,065,704)	$679,635,266
Receivables:
Capital shares sold	709,518
Withdrawals from the Master LLC	1,181,337
Prepaid expenses	56,436

Total assets	681,582,557

Liabilities
Payables:
Administration fees	144,348
Capital shares redeemed	1,890,855
Officer’s fees	795
Other accrued expenses	65,514
Other affiliates	9,376
Service and distribution fees	203,444
Transfer agent fees	416,112

Total liabilities	2,730,444

Net Assets	$678,852,113

Net Assets Consist of
Paid-in capital	$528,816,333
Undistributed net investment income	167,240
Accumulated net realized gain allocated from the Master LLC	48,298,978
Net unrealized appreciation (depreciation) allocated from the Master LLC	101,569,562

Net Assets	$678,852,113

Net Asset Value
Institutional — Based on net assets of $155,557,600 and 4,460,127 shares outstanding, 100 million shares authorized, $0.10 par value	$34.88

Investor A — Based on net assets of $366,669,417 and 10,860,382 shares outstanding, 100 million shares authorized, $0.10 par value	$33.76

Investor B — Based on net assets of $145,378 and 5,336 shares outstanding, 100 million shares authorized, $0.10 par value	$27.24

Investor C — Based on net assets of $130,475,623 and 5,161,373 shares outstanding, 100 million shares authorized, $0.10 par value	$25.28

Class R — Based on net assets of $26,004,095 and 940,550 shares outstanding, 100 million shares authorized, $0.10 par value	$27.65

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2017

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated[1]	$7,749,191
Securities lending income — affiliated — net	179,482
Dividends — affiliated	11,240
Foreign taxes withheld	(20,658)
Expenses	(3,797,343)
Fees waived	2,275

Total investment income	4,124,187

Fund Expenses
Service and distribution — class specific	2,457,378
Administration	1,739,713
Transfer agent — class specific	1,239,723
Officer	474
Miscellaneous	181,306

Total expenses	5,618,594

Net investment loss	(1,494,407)

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments and capital gain distributions from affiliated investment companies	106,078,077
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	32,926,989

Total realized and unrealized gain	139,005,066

Net Increase in Net Assets Resulting from Operations	$137,510,659

[1]	Includes non-recurring dividends in the amount of $545,447.

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment loss	$(1,494,407)	$(1,544,932)
Net realized gain	106,078,077	15,212,003
Net change in unrealized appreciation (depreciation)	32,926,989	(82,984,949)

Net increase (decrease) in net assets resulting from operations	137,510,659	(69,317,878)

Distributions to Shareholders:[1]
From net investment income:
Institutional	—	(4,401,963)
Investor A	—	(12,130,638)
Investor C	—	(4,442,235)
Class R	—	(789,491)
From net realized gain:
Institutional	(5,156,179)	—
Investor A	(13,235,696)	—
Investor B	(9,957)	—
Investor C	(6,361,342)	—
Class R	(1,081,678)	—

Decrease in net assets resulting from distributions to shareholders	(25,844,852)	(21,764,327)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(120,625,863)	(59,204,122)

Net Assets
Total decrease in net assets	(8,960,056)	(150,286,327)
Beginning of year	687,812,169	838,098,496

End of year	$678,852,113	$687,812,169

Undistributed (accumulated) net investment income (loss), end of year	$167,240	$(1,433,639)

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$29.38	$33.01	$31.51	$24.44	$21.52

Net investment income[1]	0.06 [2]	0.04	0.09	0.08	0.08
Net realized and unrealized gain (loss)	6.62	(2.72)	1.41	6.99	2.84

Net increase (decrease) from investment operations	6.68	(2.68)	1.50	7.07	2.92

Distributions:[3]
From net investment income	—	(0.95)	—	—	—
From net realized gain	(1.18)	—	—	—	—

Total distributions	(1.18)	(0.95)	—	—	—

Net asset value, end of year	$34.88	$29.38	$33.01	$31.51	$24.44

Total Return[4]
Based on net asset value	22.72%	(8.11)%	4.76%	28.93%	13.57%

Ratios to Average Net Assets[5,6]
Total expenses	0.94%	1.08%	1.00%	0.97%	0.99%

Net investment income	0.19%[2]	0.12%	0.30%	0.30%	0.37%

Supplemental Data
Net assets, end of year (000)	$155,558	$135,744	$166,487	$308,697	$280,316

Portfolio turnover rate of the Master LLC	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$28.55	$32.09	$30.70	$23.88	$21.08

Net investment income (loss)[1]	(0.03)[2]	(0.02)	0.00 [3]	0.00 [3]	0.02
Net realized and unrealized gain (loss)	6.42	(2.64)	1.39	6.82	2.78

Net increase (decrease) from investment operations	6.39	(2.66)	1.39	6.82	2.80

Distributions:[4]
From net investment income	—	(0.88)	—	—	—
From net realized gain	(1.18)	—	—	—	—

Total distributions	(1.18)	(0.88)	—	—	—

Net asset value, end of year	$33.76	$28.55	$32.09	$30.70	$23.88

Total Return[5]
Based on net asset value	22.36%	(8.28)%	4.53%	28.56%	13.28%

Ratios to Average Net Assets[6,7]
Total expenses	1.24%	1.26%	1.24%	1.25%	1.26%

Net investment income (loss)	(0.10)%[2]	(0.06)%	0.00%[8]	0.01%	0.09%

Supplemental Data
Net assets, end of year (000)	$366,669	$392,584	$458,593	$479,719	$416,998

Portfolio turnover rate of the Master LLC	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[7]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[8]	Amount is less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$23.48	$25.85	$24.96	$19.63	$17.50

Net investment loss[1]	(0.31)[2]	(0.33)	(0.22)	(0.24)	(0.15)
Net realized and unrealized gain (loss)	5.25	(2.04)	1.11	5.57	2.28

Net increase (decrease) from investment operations	4.94	(2.37)	0.89	5.33	2.13

Distributions:[3]
From net investment income	—	—	—	—	—
From net realized gain	(1.18)	—	—	—	—

Total distributions	(1.18)	—	—	—	—

Net asset value, end of year	$27.24	$23.48	$25.85	$24.96	$19.63

Total Return[4]
Based on net asset value	21.00%	(9.17)%	3.57%	27.15%	12.17%

Ratios to Average Net Assets[5,6]
Total expenses	2.38%	2.31%	2.18%	2.37%	2.24%

Net investment loss	(1.23)%[2]	(1.34)%	(0.90)%	(1.09)%	(0.90)%

Supplemental Data
Net assets, end of year (000)	$145	$381	$6,716	$10,655	$22,579

Portfolio turnover rate of the Master LLC	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$21.80	$24.72	$23.85	$18.71	$16.67

Net investment loss[1]	(0.22)[2]	(0.20)	(0.20)	(0.18)	(0.13)
Net realized and unrealized gain (loss)	4.88	(2.03)	1.07	5.32	2.17

Net increase (decrease) from investment operations	4.66	(2.23)	0.87	5.14	2.04

Distributions:[3]
From net investment income	—	(0.69)	—	—	—
From net realized gain	(1.18)	—	—	—	—

Total distributions	(1.18)	(0.69)	—	—	—

Net asset value, end of year	$25.28	$21.80	$24.72	$23.85	$18.71

Total Return[4]
Based on net asset value	21.33%	(9.02)%	3.65%	27.47%	12.24%

Ratios to Average Net Assets[5]
Total expenses	2.07%[6]	2.09%[6]	2.08%	2.11%[6]	2.17%[6]

Total expenses after fees waived	2.07%[6]	2.09%[6]	2.07%	2.11%[6]	2.17%[6]

Net investment loss	(0.93)%[2,6]	(0.89)%[6]	(0.83)%	(0.84)%[6]	(0.82)%[6]

Supplemental Data
Net assets, end of year (000)	$130,476	$136,066	$180,679	$200,245	$176,629

Portfolio turnover rate of the Master LLC	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$23.63	$26.74	$25.66	$20.02	$17.73

Net investment loss[1]	(0.11)[2]	(0.08)	(0.09)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	5.31	(2.20)	1.17	5.70	2.33

Net increase (decrease) from investment operations	5.20	(2.28)	1.08	5.64	2.29

Distributions:[3]
From net investment income	—	(0.83)	—	—	—
From net realized gain	(1.18)	—	—	—	—

Total distributions	(1.18)	(0.83)	—	—	—

Net asset value, end of year	$27.65	$23.63	$26.74	$25.66	$20.02

Total Return[4]
Based on net asset value	21.97%	(8.50)%	4.21%	28.17%	12.92%

Ratios to Average Net Assets[5,6]
Total expenses	1.55%	1.51%	1.59%	1.54%	1.59%

Net investment loss	(0.42)%[2]	(0.31)%	(0.34)%	(0.27)%	(0.23)%

Supplemental Data
Net assets, end of year (000)	$26,004	$23,037	$25,624	$28,444	$27,877

Portfolio turnover rate of the Master LLC	68%	71%	55%	61%	51%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[6]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2017, the percentage of the Master LLC owned by the Fund was 100%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are only available through exchanges and dividend and capital gain distribution reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

Administration: The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Distribution Fee	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$972,171	$2,507	$1,359,454	$123,246	$2,457,378

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2017, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Investor A	$94

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended March 31, 2017, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$5,072	$4,571	$91	$1,179	$208	$11,121

For the year ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$175,406	$667,779	$1,386	$337,812	$57,340	$1,239,723

Other Fees: For the year ended March 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,562.

For the year ended March 31, 2017, affiliates received CDSCs as follows:

Investor A	$328
Investor B	$10
Investor C	$2,033

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to a net operating loss and income recognized from real estate investment trusts were reclassified to the following accounts:

Undistributed net investment income	$3,095,286
Accumulated net realized gain allocated from the Master LLC	$(3,095,286)

The tax character of distributions paid was as follows:

	3/31/17	3/31/16
Ordinary income	—	$21,764,327
Long-term capital gains	$25,844,852	—
Total	$25,844,852	$21,764,327

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$20,417,348
Undistributed long-term capital gains	32,852,080
Net unrealized gains[1]	96,766,352
Total	$150,035,780

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to tax deferral of losses on wash sales, income recognized from pass-through entities and the treatment of certain security lending transactions.

During the year ended March 31, 2017, the Fund utilized $1,388,344 of its capital loss carryforward.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

6. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	957,200	$32,198,621	517,523	$15,802,512
Shares issued in reinvestment of distributions	119,316	4,189,176	124,807	3,645,605
Shares redeemed	(1,236,476)	(40,827,779)	(1,065,824)	(32,800,608)

Net decrease	(159,960)	$(4,439,982)	(423,494)	$(13,352,491)

Investor A
Shares sold and automatic conversion of shares	1,875,723	$60,905,937	1,810,934	$54,626,237
Shares issued in reinvestment of distributions	366,410	12,465,230	404,303	11,482,185
Shares redeemed	(5,130,807)	(163,038,898)	(2,755,931)	(81,745,302)

Net decrease	(2,888,674)	$(89,667,731)	(540,694)	$(15,636,880)

Investor B
Shares sold	216	$5,648	2,549	$66,385
Shares issued in reinvestment of distributions	260	7,151	—	—
Shares redeemed and automatic conversion of shares	(11,355)	(288,019)	(246,088)	(6,273,405)

Net decrease	(10,879)	$(275,220)	(243,539)	$(6,207,020)

Investor C
Shares sold	405,534	$9,845,367	505,714	$11,552,926
Shares issued in reinvestment of distributions	226,858	5,793,887	186,654	4,057,860
Shares redeemed	(1,712,857)	(41,100,017)	(1,758,720)	(39,936,156)

Net decrease	(1,080,465)	$(25,460,763)	(1,066,352)	$(24,325,370)

Class R
Shares sold	284,794	$7,429,402	306,533	$7,440,199
Shares issued in reinvestment of distributions	38,762	1,081,093	33,541	788,881
Shares redeemed	(357,960)	(9,292,662)	(323,434)	(7,911,441)

Net increase (decrease)	(34,404)	$(782,167)	16,640	$317,639

Total Net Decrease	(4,174,382)	$(120,625,863)	(2,257,439)	$(59,204,122)

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Board of Directors and Shareholders of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”), as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 25, 2017

Important Tax Information (Unaudited)

The Fund distributed long-term capital gains of $1.182515 per share to shareholders of record on December 5, 2016.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	19

Master LLC Portfolio Information	Master Value Opportunities LLC

As of March 31, 2017

Ten Largest Holdings	Percent of Net Assets
Bob Evans Farms, Inc.	2%
Merit Medical Systems, Inc.	2
LifePoint Health, Inc.	2
Landauer, Inc.	2
ILG, Inc.	1
Cable One, Inc.	1
LTC Properties, Inc.	1
CACI International, Inc., Class A	1
ALLETE, Inc.	1
Newpark Resources, Inc.	1

Sector Allocation	Percent of Net Assets
Consumer Discretionary	18%
Industrials	17
Financials	15
Information Technology	14
Health Care	12
Materials	6
Real Estate	6
Energy	5
Consumer Staples	4
Utilities	3
Short-Term Securities	6
Liabilities in Excess of Other Assets	(6)

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Schedule of Investments March 31, 2017	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.2%
Cubic Corp.	152,600	$8,057,280
Air Freight & Logistics — 2.1%
Forward Air Corp.	133,600	6,355,352
Hub Group, Inc., Class A (a)	173,575	8,053,880

		14,409,232
Auto Components — 1.6%
Dorman Products, Inc. (a)(b)	60,096	4,935,684
Gentherm, Inc. (a)(b)	146,900	5,765,825

		10,701,509
Banks — 6.4%
Banner Corp.	60,600	3,371,784
CenterState Banks, Inc.	85,700	2,219,630
Green Bancorp, Inc. (a)(b)	366,301	6,520,158
IBERIABANK Corp.	21,900	1,732,290
NBT Bancorp, Inc.	87,900	3,258,453
OFG Bancorp	258,900	3,055,020
Opus Bank (a)	211,700	4,265,755
TCF Financial Corp.	255,800	4,353,716
Texas Capital Bancshares, Inc. (a)(b)	55,400	4,623,130
TriState Capital Holdings, Inc. (a)	350,390	8,181,607
UMB Financial Corp.	28,500	2,146,335

		43,727,878
Beverages — 1.7%
Boston Beer Co., Inc., Class A (a)(b)	53,467	7,734,002
Cott Corp.	289,408	3,577,083

		11,311,085
Biotechnology — 0.0%
Xoma Corp. (a)(b)	214	1,522
Capital Markets — 1.7%
Financial Engines, Inc.	138,100	6,014,255
Greenhill & Co., Inc.	184,400	5,402,920

		11,417,175
Chemicals — 0.9%
HB Fuller Co.	12,800	659,968
Kraton Corp. (a)	114,095	3,527,817
Stepan Co.	23,493	1,851,483

		6,039,268
Commercial Services & Supplies — 2.1%
ABM Industries, Inc.	195,977	8,544,597
Advanced Disposal Services, Inc. (a)(b)	225,943	5,106,312
Pitney Bowes, Inc.	26,100	342,171

		13,993,080
Communications Equipment — 3.2%
Ciena Corp. (a)	187,200	4,419,792
Finisar Corp. (a)	152,200	4,161,148
NetScout Systems, Inc. (a)	115,357	4,377,798
Viavi Solutions, Inc. (a)	797,400	8,548,128

		21,506,866
Construction & Engineering — 0.7%
KBR, Inc.	303,400	4,560,102
Consumer Finance — 1.0%
EZCORP, Inc., Class A (a)	85,000	692,750
Pra Group, Inc. (a)(b)	185,200	6,139,380

		6,832,130
Electric Utilities — 2.1%
ALLETE, Inc.	133,200	9,018,972

Common Stocks	Shares	Value
Electric Utilities (continued)
El Paso Electric Co.	111,900	$5,650,950

		14,669,922
Electrical Equipment — 0.4%
Generac Holdings, Inc. (a)(b)	71,700	2,672,976
Electronic Equipment, Instruments & Components — 2.4%
Anixter International, Inc. (a)	85,500	6,780,150
FARO Technologies, Inc. (a)	109,600	3,918,200
MTS Systems Corp.	102,380	5,636,019

		16,334,369
Energy Equipment & Services — 3.1%
CARBO Ceramics, Inc. (a)	116,468	1,518,743
Dril-Quip, Inc. (a)(b)	95,200	5,193,160
Newpark Resources, Inc. (a)(b)	1,094,800	8,867,880
Patterson-UTI Energy, Inc.	53,600	1,300,872
Superior Energy Services, Inc. (a)	289,178	4,123,678

		21,004,333
Equity Real Estate Investment Trusts (REITs) — 5.0%
Cedar Realty Trust, Inc.	1,215,899	6,103,813
LTC Properties, Inc.	193,276	9,257,920
Pebblebrook Hotel Trust (b)	260,535	7,610,227
Pennsylvania Real Estate Investment Trust (b)	485,519	7,350,758
Physicians Realty Trust	172,002	3,417,680

		33,740,398
Food & Staples Retailing — 1.2%
Smart & Final Stores, Inc. (a)(b)	177,300	2,145,330
SUPERVALU, Inc. (a)	1,486,440	5,737,658

		7,882,988
Food Products — 1.1%
Nomad Holdings Ltd. (a)(b)	357,400	4,092,230
Pinnacle Foods, Inc.	64,102	3,709,583

		7,801,813
Gas Utilities — 1.1%
Northwest Natural Gas Co.	64,700	3,823,770
South Jersey Industries, Inc.	96,600	3,443,790

		7,267,560
Health Care Equipment & Supplies — 4.9%
Accuray, Inc. (a)(b)	364,244	1,730,159
Halyard Health, Inc. (a)	216,595	8,250,104
Invacare Corp.	454,248	5,405,551
Merit Medical Systems, Inc. (a)	402,503	11,632,337
OraSure Technologies, Inc. (a)	485,253	6,274,321

		33,292,472
Health Care Providers & Services — 4.3%
Landauer, Inc.	213,082	10,387,747
LifePoint Health, Inc. (a)	160,807	10,532,859
Owens & Minor, Inc.	247,134	8,550,836

		29,471,442
Hotels, Restaurants & Leisure — 5.0%
BJ’s Restaurants, Inc. (a)	127,200	5,138,880
Bloomin’ Brands, Inc.	285,670	5,636,269
Bob Evans Farms, Inc.	183,619	11,911,364
ILG, Inc.	463,181	9,708,274
Papa John’s International, Inc.	19,507	1,561,340

		33,956,127

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	21

Schedule of Investments (continued)	Master Value Opportunities LLC

Common Stocks	Shares	Value
Household Durables — 0.4%
Taylor Morrison Home Corp., Class A (a)	121,629	$2,593,130
Insurance — 5.0%
American Equity Investment Life Holding Co.	200,551	4,739,020
Employers Holdings, Inc.	120,400	4,569,180
Heritage Insurance Holdings, Inc.	280,500	3,581,985
Horace Mann Educators Corp.	166,700	6,843,035
ProAssurance Corp.	116,300	7,007,075
Selective Insurance Group, Inc.	153,700	7,246,955

		33,987,250
Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc., Class A (a)(b)	409,752	4,179,470
IT Services — 1.3%
CACI International, Inc., Class A (a)	77,900	9,137,670
Life Sciences Tools & Services — 0.9%
Albany Molecular Research, Inc. (a)(b)	230,852	3,238,854
Pacific Biosciences of California, Inc. (a)(b)	550,723	2,847,238

		6,086,092
Machinery — 6.2%
Actuant Corp., Class A	259,400	6,835,190
Albany International Corp., Class A	102,100	4,701,705
Chart Industries, Inc. (a)	127,046	4,438,987
Franklin Electric Co., Inc.	125,200	5,389,860
Hillenbrand, Inc.	192,300	6,893,955
Kennametal, Inc.	64,200	2,518,566
Rexnord Corp. (a)	197,200	4,551,376
SPX Corp. (a)	266,000	6,450,500
Titan International, Inc.	34,400	355,696

		42,135,835
Marine — 0.6%
Scorpio Bulkers, Inc. (a)	472,033	4,342,704
Media — 1.4%
Cable One, Inc.	14,910	9,310,848
Metals & Mining — 2.7%
AK Steel Holding Corp. (a)	526,000	3,781,940
Century Aluminum Co. (a)(b)	280,500	3,559,545
Haynes International, Inc.	161,410	6,152,949
Materion Corp.	141,486	4,746,855

		18,241,289
Multiline Retail — 0.7%
Dillard’s, Inc., Class A (b)	50,400	2,632,896
Fred’s, Inc., Class A (b)	179,790	2,355,249

		4,988,145
Oil, Gas & Consumable Fuels — 1.9%
Eclipse Resources Corp. (a)	1,159,700	2,945,638
Energen Corp. (a)	88,500	4,817,940
SM Energy Co.	110,300	2,649,406
Whiting Petroleum Corp. (a)	268,900	2,543,794

		12,956,778
Paper & Forest Products — 2.7%
Boise Cascade Co. (a)	127,900	3,414,930
Clearwater Paper Corp. (a)	94,900	5,314,400
Domtar Corp.	134,900	4,926,548
PH Glatfelter Co.	206,388	4,486,875

		18,142,753
Pharmaceuticals — 1.3%
Phibro Animal Health Corp., Class A	315,384	8,862,290
Professional Services — 1.2%
Huron Consulting Group, Inc. (a)(b)	82,500	3,473,250

Common Stocks	Shares	Value
Professional Services (continued)
TriNet Group, Inc. (a)	175,400	$5,069,060

		8,542,310
Real Estate Management & Development — 1.0%
Marcus & Millichap, Inc. (a)	269,286	6,619,050
Road & Rail — 1.2%
Celadon Group, Inc.	365,800	2,395,990
Heartland Express, Inc.	293,700	5,888,685

		8,284,675
Semiconductors & Semiconductor Equipment — 2.9%
DSP Group, Inc. (a)	380,186	4,562,232
Integrated Device Technology, Inc. (a)	181,200	4,289,004
Microsemi Corp. (a)	65,069	3,353,006
Rambus, Inc. (a)	328,400	4,315,176
Veeco Instruments, Inc. (a)	105,800	3,158,130

		19,677,548
Software — 3.7%
Bottomline Technologies, Inc. (a)(b)	188,800	4,465,120
BroadSoft, Inc. (a)	87,900	3,533,580
PTC, Inc. (a)	79,800	4,193,490
TiVo Corp.	264,928	4,967,400
Verint Systems, Inc. (a)	115,300	5,001,137
Zynga, Inc., Class A (a)	1,108,900	3,160,365

		25,321,092
Specialty Retail — 4.4%
Abercrombie & Fitch Co., Class A	51,400	613,202
DSW, Inc., Class A	73,582	1,521,676
Express, Inc. (a)	382,500	3,484,575
Five Below, Inc. (a)	123,800	5,361,778
Hibbett Sports, Inc. (a)(b)	169,800	5,009,100
Monro Muffler Brake, Inc.	137,359	7,156,404
Murphy USA, Inc. (a)(b)	21,692	1,592,627
Party City Holdco, Inc. (a)(b)	205,399	2,885,856
Penske Automotive Group, Inc.	50,889	2,382,114

		30,007,332
Technology Hardware, Storage & Peripherals — 0.8%
Diebold Nixdorf, Inc.	170,800	5,243,560
Textiles, Apparel & Luxury Goods — 3.4%
G-III Apparel Group Ltd. (a)(b)	119,384	2,613,316
Oxford Industries, Inc.	86,960	4,979,330
Skechers U.S.A., Inc., Class A (a)	185,800	5,100,210
Steven Madden Ltd. (a)	95,300	3,673,815
Vera Bradley, Inc. (a)	80,400	748,524
Wolverine World Wide, Inc.	249,870	6,239,254

		23,354,449
Thrifts & Mortgage Finance — 0.8%
Astoria Financial Corp.	187,100	3,837,421
Northwest Bancshares, Inc.	108,300	1,823,772

		5,661,193
Tobacco — 0.1%
Turning Point Brands, Inc. (a)	33,851	528,076
Trading Companies & Distributors — 1.6%
Applied Industrial Technologies, Inc.	63,700	3,939,845
Kaman Corp.	147,500	7,099,175

		11,039,020
Total Common Stocks — 100.0%		679,894,086

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Schedule of Investments (concluded)	Master Value Opportunities LLC

		Value
Total Long-Term Investments (Cost — $578,327,495) — 100.0%		$679,894,086

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.60% (c)(d)	2,461,963	2,461,963
SL Liquidity Series, LLC, Money Market Series, 1.11% (c)(d)(e)	41,390,199	41,394,338

Value
Total Short-Term Securities (Cost — $43,853,297) — 6.5%	$43,856,301
Total Investments (Cost — $622,180,792) — 106.5%	723,750,387
Liabilities in Excess of Other Assets — (6.5)%	(44,115,121)

Net Assets — 100.0%	$679,635,266

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of the security, is on loan.

(c)	Current yield as of period end.

(d)	During the year ended March 31, 2017, investments in issuers considered to be affiliates of the Master LLC for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2016	Net Activity	Shares Held at March 31, 2017	Value at March 31, 2017	Income		Net Realized Gain[1]	Change in Unrealized Appreciation
BlackRock Liquidity Funds, TempFund, Institutional Class	216,833	(216,833)	—	—	$1,569		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,461,963	2,461,963	$2,461,963	9,671		$40	—
SL Liquidity Series, LLC, Money Market Series	28,621,890	12,768,309	41,390,199	41,394,338	179,482	[2]	1,326	$3,004
Total				$43,856,301	$190,722		$1,366	$3,004

[1]	Includes net capital gain distributions.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$679,894,086	—	—	$679,894,086
Short-Term Securities	2,461,963	—	—	2,461,963

Subtotal	$682,356,049	—	—	$682,356,049

Investments Valued at NAV[2]				41,394,338

Total Investments				$723,750,387

[1]	See above Schedule of Investments for values in each industry.

[2]	As of March 31, 2017, certain investments of the Master LLC’s were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	23

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2017

Assets
Investments at value — unaffiliated (including securities loaned at value of $40,506,809) (cost — $578,327,495)	$679,894,086
Investments at value — affiliated (cost $43,853,297)	43,856,301
Receivables:
Investments sold	6,526,326
Securities lending income — affiliated	13,056
Dividends — affiliated	251
Dividends — unaffiliated	542,812
Prepaid expenses	2,929

Total assets	730,835,761

Liabilities
Bank overdraft	187,874
Cash collateral on securities loaned at value	41,390,008
Payables:
Investments purchased	8,015,345
Directors’ fees	8,004
Investment advisory fees	288,961
Other accrued expenses	124,960
Other affiliates	4,006
Withdrawals to investors	1,181,337

Total liabilities	51,200,495

Net Assets	$679,635,266

Net Assets Consist of
Investor’s capital	$578,065,704
Net unrealized appreciation (depreciation)	101,569,562

Net Assets	$679,635,266

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2017

Investment Income
Dividends — unaffiliated[1]	$7,749,191
Securities lending income — affiliated — net	179,482
Dividends — affiliated	11,240
Foreign taxes withheld	(20,658)

Total investment income	7,919,255

Expenses
Investment advisory	3,483,378
Accounting services	148,830
Custodian	59,423
Professional	52,935
Directors	28,360
Miscellaneous	24,417

Total expenses	3,797,343
Less fees waived by the Manager	(2,275)

Total expenses after fees waived	3,795,068

Net investment income	4,124,187

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	106,076,688
Investments — affiliated	1,326
Capital gain distributions from investment companies — affiliated	40

106,078,054

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	32,924,018
Investments — affiliated	3,004
Foreign currency translations	(10)

32,927,012

Total realized and unrealized gain	139,005,066

Net Increase in Net Assets Resulting from Operations	$143,129,253

[1]	Includes non-recurring dividends in the amount of $545,447.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	25

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$4,124,187	$4,823,823
Net realized gain	106,078,054	16,715,239
Net change in unrealized appreciation (depreciation)	32,927,012	(84,488,185)

Net increase (decrease) in net assets resulting from operations	143,129,253	(62,949,123)

Capital Transactions
Proceeds from contributions	110,386,634	89,475,780
Value of withdrawals	(262,514,012)	(176,874,866)

Net decrease in net assets derived from capital transactions	(152,127,378)	(87,399,086)

Net Assets
Total decrease in net assets	(8,998,125)	(150,348,209)
Beginning of year	688,633,391	838,981,600

End of year	$679,635,266	$688,633,391

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,
	2017		2016	2015	2014	2013

Total Return
Total return	23.13%		(7.59)%	5.21%	29.39%	14.01%

Ratios to Average Net Assets
Total expenses	0.55%		0.55%	0.54%	0.54%	0.55%

Total expenses after fees waived	0.54%		0.55%	0.54%	0.54%	0.55%

Net investment income	0.59%	[1]	0.65%	0.72%	0.72%	0.81%

Supplemental Data
Net assets, end of year (000)	$679,635		$688,633	$838,982	$1,035,066	$930,123

Portfolio turnover rate	68%		71%	55%	61%	51%

[1]	Ratio of net investment income to average net assets includes 0.08%, resulting from a special dividend.

See Notes to Financial Statements.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master LLC is registered as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master LLC, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Master LLC’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of March 31, 2017, certain investments of the Master LLC were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master LLC may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master LLC’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments using various independent dealers or pricing services under policies

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	27

Notes to Financial Statements (continued)	Master Value Opportunities LLC

approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master LLC’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Master LLC values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	Master Value Opportunities LLC

the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle the Master LLC to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Master LLC will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master LLC collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC, or excess collateral returned by the Master LLC, on the next business day. During the term of the loan, the Master LLC is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master LLC’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	29

Notes to Financial Statements (continued)	Master Value Opportunities LLC

As of period end, the following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 7,370,874	$ (7,370,874)	—
Credit Suisse Securities (USA) LLC	886,422	(886,422)	—
Deutsche Bank Securities, Inc.	10,530,460	(10,530,460)	—
Goldman Sachs & Co.	4,943,443	(4,943,443)	—
JP Morgan Securities LLC	15,639,427	(15,639,427)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	344,903	(344,903)	—
Morgan Stanley	318,600	(318,600)	—
SG Americas Securities LLC	419,580	(419,580)	—
UBS Securities LLC	53,100	(53,100)	—

Total	$40,506,809	$(40,506,809)	—

[1]

Cash collateral with a value of $41,390,008 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the above table.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master LLC could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

Expense Waivers and Reimbursements: With respect to the Master LLC, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investments in other affiliated investment companies, if any. For the year ended March 31, 2017, the amount waived was $2,275.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Master LLC’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice.

For the year ended March 31, 2017, the Master LLC reimbursed the Manager $7,775 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Notes to Financial Statements (continued)	Master Value Opportunities LLC

permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Master LLC would be subject to any such liquidity fee or redemption gate imposed.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master LLC retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master LLC is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended March 31, 2017, the Master LLC paid BIM $65,933 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions: The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended March 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$2,764,702	$736,770	$6,667

6. Purchases and Sales:

For the year ended March 31, 2017, purchases and sales of investments, excluding short-term securities, were $468,978,574 and $614,048,623, respectively.

7. Income Tax Information:

The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Prior to July 3, 2014, the Master LLC was classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC was treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for the year ended March 31, 2014 and the period ended July 3, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

As of March 31, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$626,984,001

Gross unrealized appreciation	$122,611,260
Gross unrealized depreciation	(25,844,874)

Net unrealized appreciation	$96,766,386

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	31

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

8. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Master LLC may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended March 31, 2017, the Master LLC did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers of securities owned by the Master LLC. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Master LLC may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master LLC may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master LLC’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master LLC may lose value, regardless of the individual results of the securities and other instruments in which the Master LLC invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 20, 2017, the credit agreement was extended until April 2018 under the same terms.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Board of Directors and Investor of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 25, 2017

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	33

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	35

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Officers[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Fund/Master LLC.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2017

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-3/17-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$8,160	$7,510	$0	$0	$13,107	$13,107	$0	$0
Master Value Opportunities LLC	$36,635	$37,855	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Funds’ principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$13,107	$13,107
Master Value Opportunities LLC	$0	$0

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and subscription to the Deloitte Accounting Research Tool were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 2, 2017